Exhibit 99.1

Everbridge Announces Fourth Quarter and Full Year 2016 Financial Results

Fourth Quarter and 2016 Revenue Increase 31% Year-over-Year

Industry’s First Critical Event Management Platform Elevates Strategic Value

Burlington, Mass – February 27, 2017 – Everbridge, Inc. (NASDAQ: EVBG), a global software company that provides critical communications and enterprise safety applications to help keep people safe and businesses running, today announced its financial results for the fourth quarter and full year ended December 31, 2016.

“Continued business momentum contributed to a strong finish in 2016. Revenue and adjusted EBITDA both exceeded the high end of our guidance ranges,” said Jaime Ellertson, Chief Executive Officer and Chairman of Everbridge. “We are particularly excited about the pace of our multi-product deals with both new and existing customers, which are adding to our growth. Reflecting our continued operational discipline, in addition to strong top-line growth, we also delivered our third quarter in a row of positive adjusted EBITDA.”

Ellertson continued, “Our enthusiasm in 2017 is enhanced by the new capabilities enabled by our recent acquisitions of Crisis Commander and IDV Solutions. The combination of our mass notification technology and IDV’s Visual Command Center enables us to offer the industry’s first Critical Event Management Platform. We believe this platform will expand our value proposition and increase our market opportunity while elevating our strategic position with customers and expanding our usage throughout the enterprise space. As such, we believe we are better positioned than ever to extend our market leadership in an underpenetrated market as our business continues to scale.”

Fourth Quarter 2016 Financial Highlights

•	Total revenue was $21.3 million, an increase of 31% compared to $16.2 million for the fourth quarter of 2015.

•	GAAP operating loss was $(2.6) million, compared to a GAAP operating loss of $(4.0) million for the fourth quarter of 2015.

•	Non-GAAP operating loss was $(0.9) million, compared to non-GAAP operating loss of $(2.5) million for the fourth quarter of 2015. Non-GAAP operating loss excludes stock-based compensation and amortization of intangible assets related to acquisitions.

•	GAAP net loss was $(2.6) million, compared to $(4.0) million for the fourth quarter of 2015. GAAP net loss per share was $(0.10), based on 27.1 million basic and diluted weighted average common shares outstanding, compared to $(0.33) for the fourth quarter of 2015, based on 12.3 million basic and diluted weighted average common shares outstanding.

•	Non-GAAP net loss was $(0.9) million, compared to $(2.5) million in the fourth quarter of 2015. Non-GAAP net loss per share was $(0.03), based on 27.1 million basic and diluted weighted average common shares outstanding, compared to $(0.20) for the fourth quarter of 2015, based on 12.3 million basic and diluted weighted average common shares outstanding. Non-GAAP net loss excludes stock-based compensation and amortization of intangible assets related to acquisitions.

•	Adjusted EBITDA was $0.4 million, compared to $(1.7) million in the fourth quarter of 2015. Adjusted EBITDA represents net loss before interest income and interest expense, income tax expense and benefit, depreciation and amortization expense and stock-based compensation expense.

•	Cash flow from operations was $3.0 million compared to $0.4 million for the fourth quarter of 2015.

•	Free cash flow was $1.5 million compared to $(1.1) million for the fourth quarter of 2015. Free cash flow is cash flow from operations, less cash used for capital expenditures and additions to capitalized software development costs.

Full Year 2016 Financial Highlights

•	Total revenue was $76.8 million, an increase of 31% compared to $58.7 million for 2015.

•	GAAP operating loss was $(10.8) million, compared to a GAAP operating loss of $(10.8) million for 2015.

•	Non-GAAP operating loss was $(4.5) million, compared to non-GAAP operating loss of $(6.2) million for 2015.

•	GAAP net loss was $(11.3) million, compared to $(10.8) million for 2015. GAAP net loss per share was $(0.68), based on 16.7 million basic and diluted weighted average common shares outstanding, compared to $(0.88) for 2015, based on 12.3 million basic and diluted weighted average common shares outstanding.

•	Non-GAAP net loss was $(5.0) million, compared to $(6.2) million in 2015. Non-GAAP net loss per share was $(0.30), based on 16.7 million basic and diluted weighted average common shares outstanding, compared to $(0.51) for 2015, based on 12.3 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $0.0 million, compared to $(3.4) million in 2015.

•	Cash flow from operations was $9.5 million compared to $4.5 million for 2015.

•	Free cash flow was $3.0 million compared to $(3.0) million for 2015.

•	Cash as of December 31, 2016 totaled $60.8 million, compared to $62.3 million as of September 30, 2016.

Recent Business Highlights

•	Ended 2016 with 3,205 global customers, up from 2,662 at the end of 2015.

•	Unveiled the Everbridge Fall 2016 Product Release which improves the way that communities and corporations of all sizes can assess threats, locate key people, automate processes and communicate effectively.

•	Acquired Sweden-based Svensk Krisledning AB in December 2016, the developer of the SaaS mobile crisis management solution, Crisis Commander. The acquired solution extends the Everbridge Suite by enabling complementary mobile collaboration, task assignment and response management during critical events.

•	Acquired IDV Solutions, LLC in January 2017, a leading provider of threat assessment and operational visualization software. In combination with Everbridge’s critical communication, incident management and employee safety capabilities, IDV’s Visual Command Center® application will form a key component of the industry’s first Critical Event Management™ (CEM) platform for dynamically assessing, responding to, and managing the resolution of the wide range of threats and disruptions which impact organizations’ daily operations.

Business Outlook

Based on information available as of today, Everbridge is issuing guidance for the first quarter and full year 2017 as indicated below.

	First Quarter 2017			Full Year 2017
Total Revenue	$22.0	to	$22.2	$100.0	to	$101.0
GAAP net income/(loss)	$(7.8)		$(7.6)	$(18.1)		$(17.1)
GAAP net income/(loss) per share	$(0.29)		$(0.28)	$(0.66)		$(0.63)
Non-GAAP net income/(loss)	$(5.2)		$(5.0)	$(9.1)		$(8.1)
Non-GAAP net income/(loss) per share	$(0.19)		$(0.18)	$(0.33)		$(0.30)
Basic and diluted weighted average shares outstanding	27.18		27.18	27.35		27.35
Adjusted EBITDA	$(3.7)		$(3.5)	$(2.8)		$(1.8)

(All figures in millions, except per share)

Conference Call Information

What:	Everbridge Fourth Quarter and Full Year 2016 Financial Results Conference Call

When:	Monday, February 27, 2017

Time:	4:30 p.m. ET

Live Call:	(844) 413-0949, domestic
(216) 562-0459, international

Replay:	(855) 859-2056, passcode 60646265, domestic
(404) 537-3406, passcode 60646265, international

Webcast (live & replay): http://ir.everbridge.com/phoenix.zhtml?c=254229&p=irol-calendar

About Everbridge, Inc.

Everbridge, Inc. (NASDAQ: EVBG) is a global software company that provides critical communications and enterprise safety applications that enable customers to automate and accelerate the process of keeping people safe and businesses running during critical events. During public safety threats such as active shooter situations, terrorist attacks or severe weather conditions, as well as critical business events such as IT outages or cyber incidents, over 3,000 global customers rely on the company’s SaaS-based platform to quickly and reliably construct and deliver contextual notifications to millions of people at one time. The company’s platform sent over 1.5 billion messages in 2016, and offers the ability to reach over 200 countries and territories with secure delivery to more than 100 different communication devices. The company’s critical communications and enterprise safety applications include Mass Notification, Incident Management, IT Alerting, Safety Connection™, Community Engagement™, Secure Messaging and Internet of Things, and are easy-to-use and deploy, secure, highly scalable and reliable. Everbridge serves 8 of the 10 largest U.S. cities, 8 of the 10 largest U.S.-based investment banks, all four of the largest global accounting firms, 24 of the 25 busiest North American airports and 6 of the 10 largest global automakers. Everbridge is based in Boston and Los Angeles with additional offices in San Francisco, Lansing, Beijing and London. For more information, visit www.everbridge.com, read the company blog, and follow on Twitter and Facebook.

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP operating expenses, non-GAAP operating income/(loss), non-GAAP net income/(loss), non-GAAP net income/(loss) per share, adjusted EBITDA, and free cash flow.

We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Everbridge’s financial condition and results of operations. We use these non-GAAP measures for financial, operational and budgetary decision-making purposes, to understand and evaluate our core operating performance and trends, and to generate future operating plans. We believe that these non-GAAP financial measures provide useful information regarding past financial performance and future prospects, and permit us to more thoroughly analyze key financial metrics used to make operational decisions. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures, which are included in this press release, and not to rely on any single financial measure to evaluate our business.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the anticipated opportunity and trends for growth in our critical communications and enterprise safety applications and our overall business, our market opportunity, our expectations regarding sales of our products, our goal to maintain market leadership and extend the markets in which we compete for customers, and our expected financial results for the first quarter of 2017 and the full fiscal year 2017. These forward-looking statements are made as of the date of this press release and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: our ability to attract new customers and retain and increase sales to existing customers; our ability to increase sales of our Mass Notification application and/or ability to increase sales of our other applications; our ability to successfully integrate businesses and assets that we have acquired or may acquire in the future; developments in the market for targeted and contextually relevant critical communications or the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we have not been profitable on a consistent basis historically and may not achieve or maintain profitability in the future; the lengthy and unpredictable sales cycles for new customers; nature of our business exposes us to inherent liability risks; our ability to maintain successful relationships with our channel partners and technology partners; our ability to manage our growth effectively; our ability to respond to competitive pressures; potential liability related to privacy and security of personally identifiable information; our ability to protect our intellectual property rights, and the other risks detailed in our risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 filed with the SEC on November 14, 2016. The forward-looking statements included in this press release represent our views as of the date of this press release. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Media Contact:

Jeff Benanto

Everbridge

jeff.benanto@everbridge.com

781-373-9879

Investor Contact:

Garo Toomajanian

ICR

ir@everbridge.com

818-230-9712

All Everbridge products are trademarks of Everbridge, Inc. in the USA and other countries. All other product or company names mentioned are the property of their respective owners.

Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31, 2016	December 31, 2015
Current assets:
Cash and cash equivalents	$60,765	$8,578
Accounts receivable, net	17,812	15,699
Prepaid expenses	1,770	1,371
Other current assets	2,536	3,972

Total current assets	82,883	29,620
Property and equipment, net	2,923	3,620
Capitalized software development costs, net	8,792	8,178
Goodwill	9,676	7,839
Intangible assets, net	3,940	4,119
Other assets	108	133

Total assets	$108,322	$53,509

Current liabilities:
Accounts payable	$2,434	$3,521
Accrued payroll and employee related liabilities	7,456	6,062
Accrued expenses	1,957	1,460
Term loan	—	830
Deferred revenue	50,412	39,159
Notes payable	—	2,018
Other current liabilities	548	569

Total current liabilities	62,807	53,619
Long-term liabilities:
Deferred revenue, noncurrent	2,222	1,308
Line of credit	—	9,976
Term loan, net of current portion	—	4,146
Deferred tax liabilities	494	345
Other long-term liabilities	447	166

Total liabilities	$65,970	$69,560

Stockholders’ equity (deficit):
Series A preferred stock	$—	$3
Series A-1 preferred stock	—	5
Class A common stock	—	1
Common stock	27	11
Additional paid-in capital	132,246	62,274
Accumulated deficit	(89,618)	(78,332)
Accumulated other comprehensive loss	(303)	(13)

Total stockholders’ equity (deficit)	42,352	(16,051)

Total liabilities and stockholders’ equity (deficit)	$108,322	$53,509

Consolidated Statements of Comprehensive Loss

(in thousands, except share and per share data)

(unaudited)

	Three months ended		Year ended
	December 31,		December 31,
	2016	2015	2016	2015
Revenue	$21,280	$16,220	$76,846	$58,720
Cost of revenue	6,443	5,579	23,767	19,789

Gross profit	14,837	10,641	53,079	38,931
	69.72%	65.60%	69.07%	66.30%
Operating expenses:
Sales and marketing	9,188	7,827	34,847	25,925
Research and development	4,205	3,027	14,765	11,521
General and administrative	4,041	3,831	14,293	12,272

Total operating expenses	17,434	14,685	63,905	49,718

Operating loss	(2,597)	(4,044)	(10,826)	(10,787)

Other income (expense):
Interest income	34	—	34	1
Interest expense	—	(133)	(506)	(538)
Other income (expense), net	(14)	(10)	(12)	(62)

Total other income (expense), net	20	(143)	(484)	(599)

Loss before income taxes	(2,577)	(4,187)	(11,310)	(11,386)
Income taxes, net	(51)	188	24	562

Net loss	$(2,628)	$(3,999)	$(11,286)	$(10,824)

Net loss per share attributable to common stockholders:
Basic	$(0.10)	$(0.33)	$(0.68)	$(0.88)
Diluted	$(0.10)	$(0.33)	$(0.68)	$(0.88)
Weighted-average common shares outstanding:
Basic	27,149,528	12,265,998	16,659,561	12,257,413
Diluted	27,149,528	12,265,998	16,659,561	12,257,413
Other comprehensive income (loss):
Foreign currency translation adjustment, net of tax	10	28	(290)	29

Total comprehensive loss	$(2,618)	$(3,971)	$(11,576)	$(10,795)

Stock-based compensation expense included in the above:
(in thousands)
	Three months ended		Year ended
	December 31,		December 31,
	2016	2015	2016	2015
Cost of revenue	$45	$47	$180	$150
Sales and marketing	222	115	725	315
Research and development	85	84	348	297
General and administrative	584	376	1,848	760

Total stock-based compensation	$936	$622	$3,101	$1,522

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three months ended		Year ended
	December 31,		December 31,
	2016	2015	2016	2015
Cash flows from operating activities:
Net loss	$(2,628)	$(3,999)	$(11,286)	$(10,824)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,067	1,732	7,742	5,976
Loss on disposal of assets	—	—	74	—
Deferred income taxes	86	(431)	(138)	(431)
Accretion of interest on notes payable	—	25	—	130
Non-cash interest expense on line of credit and term loan	—	7	67	11
Provision for doubtful accounts	292	35	387	366
Stock-based compensation	929	588	3,056	1,488
Increase (decrease) in operating assets and liabilities:
Accounts receivable, net	(1,904)	(3,715)	(2,295)	(4,813)
Prepaid expenses	840	353	(348)	(656)
Other assets	647	326	(1,096)	(408)
Accounts payable	(674)	(177)	(423)	866
Accrued payroll and employee liabilities	(246)	709	1,312	1,181
Accrued expenses	234	175	539	(171)
Deferred revenue	3,377	4,670	11,982	11,623
Other liabilities	(52)	60	(70)	113

Net cash provided by operating activities	2,968	358	9,503	4,451

Cash flows from investing activities:
Capital expenditures	(231)	(172)	(970)	(2,502)
Payments for acquisitions, net of acquired cash	(2,306)	—	(2,306)	—
Additions to capitalized software development costs	(1,200)	(1,255)	(5,494)	(4,902)
Change in restricted cash	—	77	—	—
Purchase of intangibles	(250)	—	(250)	—

Net cash used in investing activities	(3,987)	(1,350)	(9,020)	(7,404)

Cash flows from financing activities:
Proceeds from line of credit	—	7,000	9,500	12,000
Payments on line of credit	—	—	(19,500)	(5,000)
Payments of issuance cost relating to the line of credit and term loan	—	—	(19)	(59)
Principal payments on capital leases	—	(27)	(58)	(101)
Proceeds from initial public offering, net of underwriters discount and commissions	—	—	69,750	—
Payments of initial public offering costs	(588)	(248)	(1,960)	(1,391)
Payment on note payable	—	(1,779)	(2,018)	(1,779)
(Payments on) proceeds from term loan	—	—	(5,000)	5,000
Proceeds from option exercises	2	15	750	49
Proceeds from warrant exercises	—	—	25	—
Repurchase of common stock	—	—	—	(1,500)

Net cash (used) provided by financing activities	(586)	4,961	51,470	7,219

Effect of exchange rates on cash	74	(71)	234	(100)

Net (decrease) increase in cash	(1,531)	3,898	52,187	4,166
Cash and cash equivalents, beginning of period	62,296	4,680	8,578	4,412

Cash and cash equivalents, end of period	$60,765	$8,578	$60,765	$8,578

Reconciliation of GAAP measures to non-GAAP measures

(in thousands, except share and per share data)

(unaudited)

	Three months ended		Year ended
	December 31,		December 31,
	2016	2015	2016	2015
Cost of revenue	$6,443	$5,579	$23,767	$19,789
Amortization of acquired intangibles	(567)	(635)	(2,318)	(2,003)
Stock-based compensation	(45)	(47)	(180)	(150)

Non-GAAP cost of revenue	5,831	4,897	21,269	17,636
Gross profit	14,837	10,641	53,079	38,931
Amortization of acquired intangibles	567	635	2,318	2,003
Stock-based compensation	45	47	180	150

Non-GAAP gross profit	15,449	11,323	55,577	41,084
Non-GAAP gross margin	72.60%	69.81%	72.32%	69.97%
Sales and marketing	9,188	7,827	34,847	25,925
Stock-based compensation	(222)	(115)	(725)	(315)

Non-GAAP sales and marketing	8,966	7,712	34,122	25,610
Research and development	4,205	3,027	14,765	11,521
Stock-based compensation	(85)	(84)	(348)	(297)

Non-GAAP research and development	4,120	2,943	14,417	11,224
General and administrative	4,041	3,831	14,293	12,272
Amortization of acquired intangibles	(215)	(270)	(916)	(1,088)
Stock-based compensation	(584)	(376)	(1,848)	(760)

Non-GAAP general and administrative	3,242	3,185	11,529	10,424
Total operating expenses	17,434	14,685	63,905	49,718
Amortization of acquired intangibles	(215)	(270)	(916)	(1,088)
Stock-based compensation	(891)	(575)	(2,921)	(1,372)

Non-GAAP operating expenses	$16,328	$13,840	$60,068	$47,258
Operating loss	$(2,597)	$(4,044)	$(10,826)	$(10,787)
Amortization of acquired intangibles	782	905	3,234	3,091
Stock-based compensation	936	622	3,101	1,522

Non-GAAP operating loss	$(879)	$(2,517)	$(4,491)	$(6,174)
Net loss	$(2,628)	$(3,999)	$(11,286)	$(10,824)
Amortization of acquired intangibles	782	905	3,234	3,091
Stock-based compensation	936	622	3,101	1,522

Non-GAAP net loss	$(910)	$(2,472)	$(4,951)	$(6,211)
Weighted average common shares outstanding, basic and diluted	27,149,528	12,265,998	16,659,561	12,257,413
Non-GAAP net loss per share	$(0.03)	$(0.20)	$(0.30)	$(0.51)
Net loss	$(2,628)	$(3,999)	$(11,286)	$(10,824)
Interest expense, net	(34)	133	472	537
Income taxes, net	51	(188)	(24)	(562)
Depreciation and amortization	2,067	1,732	7,742	5,976

EBITDA	(544)	(2,322)	(3,096)	(4,873)
Stock-based compensation	936	622	3,101	1,522

Adjusted EBITDA	$392	$(1,700)	$5	$(3,351)
Net cash provided by operating activities	$2,968	$358	$9,503	$4,451
Capital expenditures	(231)	(172)	(970)	(2,502)
Additions to capitalized software development costs	(1,200)	(1,255)	(5,494)	(4,902)

Free cash flow	$1,537	$(1,069)	$3,039	$(2,953)

(Continued) Reconciliation of GAAP measures to non-GAAP measures

(in millions, except share and per share data)

(unaudited)

Business outlook:	Three months ended		Year ended
	March 31, 2017		December 31, 2017
	Low end	High end	Low end	High end
Net loss	$(7.8)	$(7.6)	$(18.1)	$(17.1)
Amortization of acquired intangibles	1.7	1.7	5.2	5.2
Stock-based compensation	0.9	0.9	3.8	3.8

Non-GAAP net loss	$(5.2)	$(5.0)	$(9.1)	$(8.1)
Weighted average common shares outstanding, basic and diluted	27,180,000	27,180,000	27,350,000	27,350,000
Net loss per share	$(0.29)	$(0.28)	$(0.66)	$(0.63)
Non-GAAP net loss per share	$(0.19)	$(0.18)	$(0.33)	$(0.30)
Net loss	$(7.8)	$(7.6)	$(18.1)	$(17.1)
Interest income (expense), net	—	—	—	—
Benefit from income taxes	—	—	—	—
Depreciation and amortization	3.2	3.2	11.5	11.5

EBITDA	(4.6)	(4.4)	(6.6)	(5.6)
Stock-based compensation	0.9	0.9	3.8	3.8

Adjusted EBITDA	$(3.7)	$(3.5)	$(2.8)	$(1.8)